The Income Fund of America® Prospectus Supplement March 31, 2018 (for prospectus dated October 1, 2017, as supplemented to date)

1. The second paragraph of the “Principal investment strategies” section of the prospectus is amended in its entirety to read as follows:

Generally at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 30% of its assets in equity securities of issuers domiciled outside the United States, including issuers in developing countries. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser); such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities of issuers domiciled outside the United States; however, these securities must be denominated in U.S. dollars.

2. The second paragraph of the “Investment objectives, strategies and risks” section of the prospectus is amended in its entirety to read as follows:

Generally at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 30% of its assets in equity securities of issuers domiciled outside the United States, including issuers in developing countries. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser); such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities of issuers domiciled outside the United States; however, these securities must be denominated in U.S. dollars.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-279-0318O CGD/AFD/10039-S64876

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY

The Income Fund of America® Statement of Additional Information Supplement March 31, 2018 (for statement of additional information dated October 1, 2017, as supplemented to date)

1. The first bullet point in the section entitled “Investing outside the U.S.” in the “Certain investment limitations and guidelines” section of the statement of additional information is amended in its entirety to read as follows:

•	The fund may invest up to 30% of its assets in equity securities of issuers domiciled outside the United States.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-280-0318O CGD/10149-S64877